Exhibit 99.2
Integrated Electrical Services, Inc. 2nd Quarter Results May 11, 2010 Michael J. Caliel, President & CEO Terry Freeman, SVP & CFO Karen Roan, DRG&E

Safe Harbor Certain statements in this release, including statements regarding the restructuring plan and total estimated charges and cost reductions associated with this plan, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the inherent uncertainties relating to estimating future operating results and the Company's ability to generate sales and operating income; potential defaults under credit facility and term loan; cross defaults under surety agreements; potential depression of stock price triggered by the potential sale of controlling interest or the entire company as a result of controlling stockholder's decision to pursue a disposition of its interest in the company; fluctuations in operating results because of downturns in levels of construction; delayed project start dates and project cancellations resulting from adverse credit and capital market conditions that affect the cost and availability of construction financing; delayed payments resulting from financial and credit difficulties affecting customers and owners; inability to collect moneys owed because of the depressed value of projects and the ineffectiveness of liens; inaccurate estimates used in entering into contracts; inaccuracies in estimating revenue and percentage of completion on projects; the high level of competition in the construction industry, both from third parties and former employees; weather related delays; accidents resulting from the physical hazards associated with the Company's work; difficulty in reducing SG&A to match lowered revenues; loss of key personnel; litigation risks and uncertainties; difficulties incorporating new accounting, control and operating procedures and centralization of back office functions; and failure to recognize revenue from work that is yet to be performed on uncompleted contracts and/or from work that has been contracted but not started due to changes in contractual commitments. You should understand that the foregoing, as well as other risk factors discussed in this document and in the Company's annual report on Form 10-K for the year ended September 30, 2009, could cause future outcomes to differ materially from those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise information concerning its restructuring efforts, borrowing availability, or cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this release. Forward-looking statements are provided in this press release pursuant to the safe harbor established under the private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein. General information about Integrated Electrical Services, Inc. can be found at http://www.ies-co.com under "Investor Relations." The Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company's website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

Q2 Highlights 2nd Quarter results clearly disappointing Continued weakness in end markets Projects delayed, deferred, or canceled Backlog up 6% from Q1 Amended and extended $60MM credit facility Prepaid $15MM on $25MM term loan Aggressive cost management - on pace to beat $85-90MM SG&A target for FY 2010

Financial Highlights ($ Thousands) 2010 2009 2010 2009 Revenue 107,619 167,305 227,867 340,433 Gross Profit 13,588 29,904 33,520 57,900% 12.6% 17.9% 14.7% 17.0% Selling, General, and Administrative Expenses 25,709 27,315 44,976 55,830% 23.9% 16.3% 19.7% 16.4% Restructuring Expenses 65 2,256 763 3,141 Operating Income (12,199) 408 (12,167) (893) % (11.3%) 0.2% (5.3%) (0.3%) Net Income (13,230) (142) (14,036) (1,309) Diluted Earnings per Common Share $ (0.92) $ (0.01) $ (0.98) $ (0.09) Six Months Ended March 31 Three Months Ended March 31

Commercial & Industrial ($ Thousands) 2010 2009 2010 2009 Revenue 79,551 133,424 170,807 261,186 Gross Profit 7,334 22,113 20,417 39,890% 9.2% 16.6% 12.0% 15.3% Selling, General, and Administrative Expenses 14,682 14,745 24,525 29,648% 18.5% 11.1% 14.4% 11.4% Restructuring Expenses (2) 265 714 596 Operating Income (7,361) 7,178 (4,773) 9,838% (9.3%) 5.4% (2.8%) 3.8% Three Months Ended Six Months Ended March 31 March 31

Residential ($ Thousands) 2010 2009 2010 2009 Revenue 28,068 33,881 57,060 79,247 Gross Profit 6,254 7,791 13,103 18,010% 22.3% 23.0% 23.0% 22.7% Selling, General, and Administrative Expenses 6,526 8,385 12,549 17,661% 23.3% 24.7% 22.0% 22.3% Restructuring Expenses 0 1,254 0 1,722 Operating Income (270) (1,848) 557 (1,387) % (1.0%) (5.5%) 1.0% (1.8%) Three Months Ended Six Months Ended March 31 March 31

Backlog ($ Millions) 251 241 289 297 237 Mar-09 Jun-09 Sep-09 Dec-09 10-Mar

Q2 Balance Sheet Highlights ($ Thousands) March 31 September 30 2010 2009 Cash 54,182 64,174 Current Assets 186,600 221,270 Current Liabilities 72,255 99,706 Working Capital 114,345 121,564 Total Debt 27,982 28,687 Total Equity 119,367 132,548 Backlog 250,832 240,548 Liquidity 63,473 76,598

Capital Structure Update Amended and extended $60MM revolving credit facility with Bank of America, N.A. and Wells Fargo Capital Finance, LLC Two year extension through May 12, 2012 Improved liquidity and debt covenants Prepaid $15.0MM on $25.0MM term loan facility Eliminates $1.65MM in annualized interest payments

Summary Expanding portfolio of renewable energy projects Continue to deliver exceptional safety performance Aggressively managing costs - on pace to beat $85-90MM SG&A target for FY 2010 Significant operating leverage as market recovers